CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED NOVEMBER 2, 2009
TO THE PROSPECTUS DATED JANUARY 2, 2009
AND
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 2, 2009, AS REVISED JUNE 1, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus and SAI.

On October 28, 2009, the Shareholders of the Funds of the Trust voted to elect Adela Cepeda to the Board of Trustees of the Trust, to serve until her successor is duly elected and qualified.  The Shareholders of the Funds of the Trust also voted to approve a new Investment Management Agreement between the Trust and Consulting Group Advisory Services LLC (formerly Citigroup Investment Advisory Services LLC).

Effective October 28, 2009, all references to Citigroup Investment Advisory Services LLC and CIAS are replaced with Consulting Group Advisory Services LLC and CGAS.